SCHEDULE 14A INFORMATION

           Proxy Statement Pursuant to Section 14(a) of the Securities
                      Exchange Act of 1934 (Amendment No. )

 Filed by the Registrant [X]
 Filed by a Party other than the Registrant [  ]

 Check the appropriate box:

 [  ] Preliminary Proxy Statement                 [  ] Confidential, for use of
                                                       the Commission Only (as
 [ X] Definitive Proxy Statement                       permitted by Rule
 [  ] Definitive Additional Materials                  14a-6(e)(2)
 [  ] Soliciting Material Pursuant to Rule 14a-11(c)
      or Rule 14a-12
                              NDC Automation, Inc.
  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .
                (Name of Registrant as Specified in its Charter)

  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

         Payment of Filing Fee (Check the appropriate box):

         [X]      No fee required
         [  ]     $125 per Exchange Act Rules 0-11(c)(1) (ii), 14a-6(i)(1) or
                  14a-6(i)(2) or Item 22(a)(2) of Schedule 14A.
         [  ]     $500 per each party to the controversy pursuant to Exchange
                  Act Rule 14a-6(i)(3).
         [  ]     Fee computed on table below per Exchange Act Rules 14a-6(i)(4)
                  and 0-11.

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                           transaction applies:
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                           applies:
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                  3)       Per unit price or other underlying value of
                           transaction computed pursuant to Exchange Act Rule 0-11: __ /
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                  4)       Proposed maximum aggregate value of transaction:

                  5)       Total fee paid
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                           [ ] Fee paid previously by written materials.


         [   ]    Check box if any part of the fee is offset as provided by
                  Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously filing by registration statement number, or the Form or Schedule and the date of its
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



                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                             TO BE HELD MAY 8, 1998


TO ALL STOCKHOLDERS:

         The Annual Meeting of Stockholders of NDC Automation, Inc., will be held on the 8th day of May, 1998 at 10:00 a.m., Charlotte time, at the Company's executive offices at 3101 Latrobe Drive, Charlotte, North Carolina 28211, for the following purposes, as described in the accompanying Proxy Statement:

         (1)     To elect four (4) Directors.
         (2) To ratify the selection of McGladrey & Pullen, LLP as the independent auditors of NDC Automation, Inc. for the year 1998.
         (3) To transact such other business as may properly come before the meeting or any adjournment thereof.

         Your attention is directed to the Proxy Statement accompanying this Notice for a more complete description of the matters to be acted upon at the meeting. The 1997 Annual Report is also enclosed.

         The Board of Directors has fixed the close of business on March 13, 1998 as the Record Date for the determination of the Stockholders entitled to notice of, and to vote at, the Annual Meeting or any adjournment thereof.

                                            BY ORDER OF THE BOARD OF DIRECTORS


                                            /s/ Ralph Dollander
                                            Ralph Dollander
                                            President

Dated: March 20, 1998

                       IMPORTANT - YOUR PROXY IS ENCLOSED

         You are urged to sign, date, and mail your proxy even though you may plan to attend the meeting. No postage is required if mailed in the United States. If you attend the meeting, you may vote by proxy or you may withdraw your proxy and vote in person. By returning your proxy promptly, a quorum will be assured at the meeting, which will prevent costly follow-up delays. If your shares are held in street name by a broker/dealer, your broker will supply you with a proxy to be returned to the broker/dealer. It is important that you return the form to the broker/dealer as quickly as possible so that the broker/dealer may vote your shares. You may not vote your shares in person at the meeting unless you obtain a power of attorney or legal proxy from the broker/dealer authorizing you to vote the shares and you present this power of attorney or proxy at the meeting.

                              NDC AUTOMATION, INC.
                                 PROXY STATEMENT
GENERAL

Introduction

         This Proxy Statement and the accompanying Proxy are being mailed on or about March 20, 1998 to holders of Common Stock ("Common Stock") in connection with the solicitation of proxies for the Annual Meeting of Stockholders of NDC Automation, Inc. (hereinafter the "Company"), which will be held at 10:00 a.m. Charlotte time on May 8, 1998 at the Company's executive offices at 3101 Latrobe Drive, Charlotte, North Carolina 28211. The enclosed proxy is furnished by the Board of Directors and the Management of the Company. Only Stockholders of record at the close of business on March 13, 1998 (the "Record Date") will be entitled to notice of, and to vote at, the meeting. When proxies are returned by a stockholder properly signed, the shares represented will be voted by the Directors' Proxy Committee, consisting of Ralph Dollander and Thomas Watson, in accordance with such stockholder's directions. You are urged to specify your choices by marking the appropriate boxes on the enclosed proxy card. If the proxy is signed and returned without specifying choices, the shares will be voted as recommended by the Directors.

Number of Shares Outstanding and Voting

         As of the close of business on the Record Date, there were 3,453,451 shares of Common Stock of the Company, $.01 par value, issued and outstanding and entitled to vote. At the meeting, holders of Common Stock shall be entitled to one vote per share on each matter coming before the meeting, for an aggregate total of 3,453,451 votes. Provided a quorum is present, Directors will be elected by a plurality vote. The affirmative vote of the holders of a majority of the shares present in person or represented by proxy will be required to ratify all other matters. Abstentions will be counted toward the number of shares represented at the meeting. Broker non-votes will be disregarded.

Expenses of Solicitation

         The Company will pay the costs of such solicitation of proxies, including the cost of assembling and mailing this Proxy Statement and the material enclosed herewith. In addition to the use of the mails, proxies may be solicited personally, or by telephone or telegraph, by corporate officers and some employees of the Company without additional compensation. The Company intends to request brokers and banks holding stock in their names, or in the names of nominees, to solicit proxies from their customers who own such stock, where applicable, and will reimburse them for their reasonable expenses of mailing proxy materials to their customers.

Revocation of Proxy

         Stockholders who have executed and delivered proxies pursuant to this solicitation may revoke them at any time before they are exercised by delivering a written notice to the Secretary of the Company either at the Annual Meeting or, prior to the meeting date, at the Company's offices at 3101 Latrobe Drive, Charlotte, North Carolina 28211, by executing and delivering a later dated proxy, or by attending the meeting and voting in person.

                                    * * * * *
         Your vote is important. Accordingly, you are urged to sign and return the accompanying proxy card whether or not you plan to attend the meeting.

                              ELECTION OF DIRECTORS
                             (Item A on Proxy Card)

         The Board unanimously recommends that Stockholders vote FOR, and the Directors' Proxy Committee intends to vote FOR, the election of the four nominees listed on the Proxy Card, and further described in the following pages, unless otherwise instructed on the Proxy Card. If you do not wish your shares to be voted for a particular nominee, please so indicate in the space provided on the Proxy Card. Directors elected at the Meeting will hold office until the next Annual Meeting or until their successors have been elected and qualified.


                                   MANAGEMENT

DIRECTORS AND EXECUTIVE OFFICERS

         The following table sets forth the names and ages of the Company's Directors and executive officers and the positions they hold with the Company.

Name                           Age         Positions with the Company
Goran P. R. Netzler            59          Chairman of the Board
Ralph G. Dollander             52          President, Chief Executive Officer
                                           and Director
Jan H. L. Jutander (1)         53          Director
Richard D. Schofield (1)       61          Director
Claude Imbleau                 40          Treasurer, Chief Financial Officer,
                                           Vice President Finance and
                                           Administration, Comptroller and
                                           Chief Accounting Officer
E. Thomas Watson               46          Secretary of the Company,
                                           Legal Counsel

(1)  Member of Compensation and Audit Committee

     GORAN P. R. NETZLER has been Chairman of the Board of Directors of the Company since the Company's formation and Netzler & Dahlgren's President since Netzler & Dahlgren's formation. Mr. Netzler lives and works in Sweden.

     RALPH G. DOLLANDER has been a director of the Company since November 1995 and has served as President and Chief Executive Officer since September, 1995. Mr. Dollander received his MBA from the University of Gothenburg, Sweden, in 1969 and served as President for two different Swedish companies since 1985. Mr. Dollander has held other various executive positions during his career, in Sweden and in North America.

     JAN H. L. JUTANDER has been a director of the Company since the Company's formation and Netzler & Dahlgren's Vice President/Operations since its formation. Mr. Jutander lives and works in Sweden.

     RICHARD D. SCHOFIELD has been a director of the Company since May 1994 and was an IBM Branch Office manager, Greater New York Regional manager and also Manager of Field Support for IBM World Trade, Americas/Far East prior to his retirement. IBM is a corporation developing, manufacturing, marketing and servicing information technology products on a worldwide basis. He also held various other positions during his IBM career from April 1967 to April 1987.


     CLAUDE IMBLEAU has served as Vice President/Finance and Administration since May 1988 and as Comptroller and Chief Accounting Officer since January 1987. During 1992 Mr. Imbleau was elected Chief Financial Officer, and in February 1993 he was elected Treasurer. Since January 1984, he has served the Company and its predecessors in various executive capacities.

     E. THOMAS WATSON has served as Secretary of the Company since February 1993 and served as Assistant Secretary of the Company and its predecessors prior to that date. Mr. Watson is a partner in the law firm of Parker, Poe, Adams & Bernstein in Charlotte, North Carolina.

     The Board of Directors currently consists of four members, including one independent director, Mr. Schofield. Mr. T. Randolph Whitt, a former independent director, resigned in September 1997. The Board of Directors did not submit a nominee for the replacement of Mr. Whitt. The Company anticipates filling the fifth Director position at a later date.


     Directors are generally elected to serve for a term of one year or until their successors shall have been elected and qualified. Officers of the Company are elected by the Board of Directors to hold office until the first meeting of the Board of Directors following the next annual meeting of stockholders and until their successors are elected and qualified.


AUDIT COMMITTEE

     The Audit Committee during 1997 was comprised of Messrs. Jutander, Schofield, and Whitt. The Audit Committee met three times in fiscal year 1997. The function of the Audit Committee is to recommend the appointment of the Company's independent auditors, determine the scope of the annual audit to be made, review the conclusions of such auditors and report the findings and recommendations thereof to the Board, review with the Company's auditors the adequacy of the Company's system of internal controls and procedures and the role of management in connection therewith, oversee litigation in which the Company is involved, review transactions between the Company and its officers, directors and principal stockholders, monitor the Company's practices and programs with respect to public interest issues and perform such other duties and undertake such other responsibilities as the Board from time to time may determine.


COMPENSATION COMMITTEE

    The Compensation Committee during 1997 was comprised of Messrs. Jutander, Schofield and Whitt. The Compensation Committee held three meetings in fiscal 1997. The Compensation Committee exercises the authority of the Board of Directors with respect to reviewing and determining compensation, non-cash perquisites and all other benefits granted to the principal officers of the Company which are not available to other employees, authorizing payment of bonuses otherwise than under an employee benefit plan and authorization, establishment and maintenance of all employee stock option plans.

    The Company currently has no standing Nominating Committee.

    During the fiscal year 1997, there were three meetings of the Board of Directors of the Company. During the fiscal year 1997 each director attended at least two-thirds of the meetings of the Board of Directors of the Company and each committee of which he was a member.

SECURITY OWNERSHIP OF MANAGEMENT AND OTHERS

         The following table sets forth, as of January 31, 1998, information as to the beneficial ownership of the Company's common stock by (i) each person known to the Company as having beneficial ownership of more than 5% of the Company's Common Stock, (ii) each "named executive officer" as defined in Item 402(a) (3) of Regulation S-K under the Securities Exchange Act of 1934, and (iii) all Directors and executive officers of the Company as a group.

                                        Amount and Nature         Percentage
Name of Beneficial Owner (1)          of Beneficial Ownership      of Class
----------------------------          -----------------------     ----------
Apogeum AB (7)(10)                          550,000                 15.9%
Gunnar K. Lofgren (2)(3)(5)                 272,140                 7.9%
Goran P. R. Netzler (7)                     200,640                 5.8%
Jan H. L. Jutander (7)                      200,640                 5.8%
Ralph G. Dollander (6)                       20,000                   *
Richard D. Schofield (8)                       -                      -
E. Thomas Watson (9)                           -                      -
Claude Imbleau (4)(6)                        14,250                   *
Arne Nilsson (7)                            200,640                 5.8%
Anders Dahlgren (7)                         200,640                 5.8%
All directors and executive officers
    as a group (six persons)                985,530                28.6%

*  Less than one percent

(1) Unless otherwise noted, each person has sole voting and investment power over the shares listed opposite his name
(2) Includes 61,750 shares that Mr. Lofgren has the right to acquire upon exercise of options exercisable.
(3) Includes 100,000 shares that are beneficially owned by M-P limited partnership of which Mr. Lofgren has full voting rights.
(4) Includes 11,250 shares that Mr. Imbleau has the right to acquire upon the exercise of options.
(5) The address of such person is as follows: 225 Beckham Court, Charlotte, NC 28211.
(6) The address of such person is as follows: 3101 Latrobe Drive, Charlotte, NC 238211.
(7) The address of such person is as follows: Munkekullen, SE-430 40, Saro, Sweden.
(8) The address of such person is as follows: 1131 Asheford Green Ave., Concord, NC 28027
(9) The address of such person is as follows: 2600 Charlotte Plaza, Charlotte, NC 28244
(10) Apogeum AB is controlled by Dr. Goran P.R. Netzler, Jan H.L. Jutander, Arne Nilson and Anders Dahlgren. Apogeum is the parent company of Netzler & Dahlgren Co. AB.

                             EXECUTIVE COMPENSATION

COMPENSATION FOR OFFICERS

     The following table sets forth the annual and long-term compensation attributable for services rendered in the fiscal year 1996 and 1997 by Ralph Dollander. At November 30, 1997 Mr. Dollander was the only executive officer of the Company whose annual compensation exceeded $100,000.

                                Summary Compensation Table
                                                                            Long-Term
                                   Annual Compensation                     Compensation
                                                                              Awards
Name and                                             Other Annual     Securities Underlying
Principal Position       Year    Salary(1) Bonus(2) Compensation(3)        Options/SARs
------------------       ----    --------- -------- ---------------   ----------------------
Ralph G. Dollander
President and Chief      1997    $128,667   $18,330     $26,535           60,000
Executive Officer        1996    $107,216   $12,700     $ 6,577                0

(1) Does not include certain prerequisites such as the use of an automobile; payment of all such items did not exceed, in the aggregate, the lesser of either $50,000 or 10% of the annual salary.
(2) The amount includes a $12,000 annual payments for retirement and a $700 contribution to the Company's profit sharing 401(k) for the years indicated.
(3) Amounts disbursed to cover certain educational expenses of Mr. Dollander's family.

EMPLOYMENT CONTRACT

The Company has an employment contract with Mr. Ralph Dollander, the Company's President. It provided for an annual base salary of $120,000 for 1996, the initial contract year, subject to cost of living adjustments and discretionary increases approved by the Board of Directors upon the recommendation of the Compensation Committee. Effective May 1997, Mr. Dollander's annual base salary was increased to $132,000. In addition to the base salary, Mr. Dollander receives $12,000 annually towards a retirement plan and receives compensation to contribute to the educational expenses of his family. Mr. Dollander's contract expires on March 1, 1999 and will be automatically renewed for successive one year terms thereafter unless terminated by either party. Mr. Dollander is also entitled to receive six months of base salary in the event he elects to terminate his employment following a change of control of the Company (as defined in his contract). The contract requires Mr. Dollander to devote his full time, attention and best efforts to the Company's business. It also states that at no time will he devote less time than is necessary to discharge his duties to the Company. Mr. Dollander's contract also contained restrictive covenants pursuant to which he has agreed not to compete with the Company for business in North America during the term of his employment and for a period of one year following his termination from the Company.

STOCK OPTIONS

     The following charts show stock option grants, exercises and values for Mr. Dollander under the 1997 NDC Automation, Inc. Stock Option Plan.

                           OPTION/SAR GRANTS UNDER THE 1997 PLAN

                                     Individual Grants
                     Number of
                     Securities      % of Total
                     Underlying      Options/SARs
                     Options/        Granted to     Exercise or
Name                 SARs Granted    Employees      Base Price   Expiration
                     (#)                            ($/Sh)(1)    Date
--------------------------------------------------------------------------------
Ralph G. Dollander   60,000 (2)         26.7%          $.50      12/31/2001

(1) Stock options were granted at the mean between the bid and ask price for the day ending December 31, 1996; such options were approved by the Board of Directors and were ratified at the 1997 shareholders annual meeting.
(2) 20,000 Options become exercisable in each of the following fiscal years ending November 30, 1998, 1999 and 2000, based on performance criteria.

     No stock options were exercised by any of the Company's officers during fiscal year 1997. The following table details the 1997 Plan value of unexercised options on an aggregate basis.


               AGGREGATED OPTION/SAR EXERCISES UNDER THE 1997 PLAN
                          AND FY-END OPTION/SAR VALUES

                                                            NUMBER OF
                                                            SECURITIES       VALUE OF
                                                            UNDERLYING       UNEXERCISED
                                                            UNEXERCISED      IN-THE-MONEY
                                                            OPTIONS          OPTIONS
                                                            (#)              ($)(2)
                     SHARES ACQUIRED ON    VALUE REALIZED   EXERCISABLE/     EXERCISABLE/
NAME                 EXERCISE(#)(1)          ($)(2)         UNEXERCISABLE    UNEXERCISABLE
-------------------- --------------------- ---------------- ---------------- -------------
Ralph G. Dollander              0                 $ 0            0/60,000          $0/$0

(1) Upon the exercise of an option, the optionee must pay the exercise price in cash.
(2) Represents the difference between the fair market value of the common stock underlying the option and the exercise price at exercise, or fiscal year-end, respectively.

CERTAIN TRANSACTIONS

NETZLER & DAHLGREN

     Netzler & Dahlgren, a Swedish based company engaged in the manufacturing of Automatic Guided Vehicle (AGV) controls and components, is controlled by Messrs. Netzler, Dahlgren, Jutander, Nilsson and Apogeum AB, who collectively own approximately thirty-nine percent (39%) of the Company's outstanding Common Stock at the date hereof.

     Pursuant to the Master License Agreement, Netzler & Dahlgren is entitled to a ten percent royalty on fees received by the Company from its licensing of AGV control technology. During the fiscal years ended November 30, 1997, 1996 and 1995, the Company incurred royalties to Netzler & Dahlgren in the aggregate amounts of $0, $0 and $500 and purchased hardware, software and consulting services from Netzler & Dahlgren in the aggregate amounts of $689,059, $1,049,324, and $737,375, respectively. Interest charges for the fiscal year ending November 30, 1997, 1996 and 1995 were $17,968, $0, and $279,540, respectively.

In 1997 and 1996, the Company received fees totaling $109,750 and $174,750 from Netzler & Dahlgren relating to laser products sales .

COMPENSATION OF DIRECTORS

     Director compensation is $5,000 annually, paid in arrears, except that the Company's President and Chief Executive Officer receives no separate compensation for his service as a director and the Chairman receives $7,500 annually. Directors who serve on the audit and compensation committees receive $1,500 annually to chair the committee and other participants receive $1,000 annually. Mr. Anders Dahlgren, a former director who is not seeking a further term as a director, serves as a consultant to the Board of Directors and receives $5,000 annually for his services.

COMPLIANCE WITH SECTION 16 (A) OF THE SECURITIES EXCHANGE ACT OF 1934

     Section 16 (a) of the Securities Exchange Act of 1934 requires the Company directors, officers and holders of more than 10% of the Company's Common Stock to file with the Securities and Exchange commission initial reports of ownership and reports of changes in ownership of Common Stock and any other equity securities of the Company. To the Company's knowledge, based solely upon a review of the forms, reports and certificates filed with the Company by such persons, all such Section 16 (a) filing requirements were complied with by such persons in 1997.

                RATIFICATION OF SELECTION OF INDEPENDENT AUDITORS
                             (Item B on Proxy Card)

     Subject to Stockholder ratification, the Board of Directors has appointed the firm of McGladrey & Pullen, LLP, as independent public auditors for the year 1998. McGladrey & Pullen, LLP, has audited the Company's books since May 25, 1989.

     The Board recommends that Stockholders vote FOR, and the Directors' Proxy Committee intends to vote FOR ratification, unless otherwise instructed on the Proxy Card. If the Stockholders do not ratify this selection, other independent auditors will be appointed by the Board upon recommendation of the Audit Committee.

     One or more representatives of McGladrey & Pullen, LLP, will attend the Annual Meeting. They will have the opportunity to make a statement, if they desire to do so, and are expected to be available to respond to appropriate questions.

                    OTHER MATTERS TO COME BEFORE THE MEETING

     If any business not described herein should properly come before the meeting, the members of the Director's Proxy Committee will vote the shares represented by them in accordance with their best judgment. At the time this proxy statement went to press, the Company knew of no other matters which might be presented for Stockholder action at the meeting.

                              STOCKHOLDER PROPOSALS

     Should a stockholder desire to include in next year's proxy statement a proposal other than those made by the Board, such proposal must be sent to the Secretary of the Company at 3101 Latrobe Drive, Charlotte, North Carolina 28211, and must be received by November 7, 1998.

     The above Notice and Proxy Statement are sent by order of the Board of Directors.

/s/ Ralph G. Dollander
Ralph G. Dollander
President

********************************************************************************
                                    APPENDIX

                              NDC AUTOMATION, INC.
PROXY                         3101 LATROBE DRIVE
                              CHARLOTTE, NC 28211

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

         The undersigned hereby appoints Ralph G. Dollander, or his duly appointed substitute, as Proxy, and hereby authorizes him to represent and to vote, as designated below, all the shares of the Common Stock of NDC AUTOMATION, INC. held of record by the undersigned on March 13, 1998 at the Annual Meeting of Stockholders to be held on May 8, 1998 or any adjournment thereof.

         A.     ELECTION OF DIRECTORS

                Nominees: Goran P. R. Netzler, Jan H. L. Jutander, Richard D. Schofield, and Ralph G. Dollander (mark only one of the following lines):

         [ ] VOTE FOR all nominees listed above, except vote withheld as to the following nominees (if any):

                -----------------------------------------------------

         [ ]    VOTE WITHHELD from all nominees


         B.     SELECTION OF AUDITORS

                To ratify the appointment of McGladrey & Pullen, LLP as independent auditors for the Company for the fiscal year ending November 30, 1998.

                [ ] FOR             [ ] AGAINST         [ ] ABSTAIN

           C. In his discretion, the Proxy is authorized to vote upon such other business as may properly come before the meeting.

         This Proxy, when properly executed, will be voted in the manner directed herein by the undersigned stockholder. If no direction is made, this Proxy will be voted FOR Proposals A and B.

         Please sign exactly as name appears below. When shares are held by joint tenants, both should sign.

                                            Dated: _____________________, 1998

                                            ----------------------------------
                                                         Signature


                                            ----------------------------------
                                                 Signature if held jointly

                                            When signing as attorney, executor,
                                            administrator, trustee, or guardian,
                                            please give full title as such. If a
                                            corporation, please sign in full
                                            corporate name by president or other
                                            authorized officer. If a
                                            partnership, please sign in
                                            partnership name by authorized
                                            person.


                  Please check here if you plan to attend [ ]

                  Your Telephone # for confirmation_____________________